Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Insurance Portfolio

November 30, 2020

PRC-QTLY-0121
1.810674.116

Schedule of Investments November 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Capital Markets - 3.6%
Asset Management & Custody Banks - 3.6%
Apollo Global Management LLC Class A	49,744	$2,169,833
Ares Management Corp.	72,514	3,266,756
BlackRock, Inc. Class A	1,300	907,855
		6,344,444
Consumer Finance - 0.5%
Consumer Finance - 0.5%
OneMain Holdings, Inc.	21,800	849,982
Diversified Financial Services - 5.2%
Multi-Sector Holdings - 3.3%
Berkshire Hathaway, Inc. Class B (a)	23,500	5,379,385
Cannae Holdings, Inc. (a)	15,399	607,029
		5,986,414
Other Diversified Financial Services - 1.9%
Voya Financial, Inc.	58,900	3,394,407

TOTAL DIVERSIFIED FINANCIAL SERVICES		9,380,821

Insurance - 88.9%
Insurance Brokers - 22.6%
Aon PLC	37,600	7,703,864
Arthur J. Gallagher & Co.	66,600	7,686,306
Brown & Brown, Inc.	98,400	4,430,952
Marsh & McLennan Companies, Inc.	115,600	13,252,384
Willis Towers Watson PLC	34,928	7,271,660
		40,345,166
Life & Health Insurance - 16.3%
AFLAC, Inc.	55,400	2,433,722
Athene Holding Ltd. (a)	17,400	771,690
CNO Financial Group, Inc.	151,600	3,226,048
Globe Life, Inc.	11,200	1,042,720
MetLife, Inc.	189,775	8,761,912
Primerica, Inc.	23,000	2,996,210
Principal Financial Group, Inc.	65,200	3,246,308
Prudential Financial, Inc.	51,389	3,886,036
Prudential PLC	35,800	550,523
Unum Group	105,161	2,337,729
		29,252,898
Multi-Line Insurance - 10.7%
American International Group, Inc.	314,150	12,075,926
Assurant, Inc.	17,300	2,233,776
China Pacific Insurance (Group) Co. Ltd. (H Shares)	169,600	644,526
Hartford Financial Services Group, Inc.	74,900	3,310,580
Zurich Insurance Group Ltd.	2,206	894,638
		19,159,446
Property & Casualty Insurance - 36.7%
Allstate Corp.	86,400	8,843,040
Arch Capital Group Ltd. (a)	107,400	3,457,743
Assured Guaranty Ltd.	64,900	1,955,437
Chubb Ltd.	120,405	17,799,470
Cincinnati Financial Corp.	11,700	893,295
First American Financial Corp.	38,000	1,840,720
FNF Group	62,300	2,242,177
Loews Corp.	57,500	2,409,825
Markel Corp. (a)	1,820	1,772,371
Mercury General Corp.	200	8,894
Progressive Corp.	94,500	8,231,895
The Travelers Companies, Inc.	124,600	16,154,390
		65,609,257
Reinsurance - 2.6%
Everest Re Group Ltd.	3,300	750,189
Maiden Holdings Ltd. (a)	400	848
Reinsurance Group of America, Inc.	33,300	3,838,824
		4,589,861

TOTAL INSURANCE		158,956,628

IT Services - 0.9%
Data Processing & Outsourced Services - 0.9%
Black Knight, Inc. (a)	17,757	1,626,896
TOTAL COMMON STOCKS
(Cost $98,076,838)		177,158,771

Nonconvertible Preferred Stocks - 0.1%
Insurance - 0.1%
Life & Health Insurance - 0.1%
Globe Life, Inc. 6.125%
(Cost $73,591)	2,959	76,253

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.09% (b)
(Cost $1,668,587)	1,668,253	1,668,587
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $99,819,016)		178,903,611
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(171,433)
NET ASSETS - 100%		$178,732,178

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$915
Fidelity Securities Lending Cash Central Fund	448
Total	$1,363

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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